UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

OVERNITE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Set forth below is the text of the memorandum sent by Overnite Corporation (the “Company”) on July 12, 2005 to its employees:

[Overnite Corporation Letterhead]

Fellow Employee:

As you know, United Parcel Service, Inc. has agreed to acquire all of our outstanding common stock in exchange for a cash payment of $43.25 per share, without interest thereon. Our shareholders will be asked to approve the merger at a special meeting that will be held on August 4, 2005. If approved by our shareholders, the merger will be completed shortly thereafter. This memorandum explains how the merger will affect any shares that you received (and still hold at Wachovia Bank) under the 2003 grant program (the “IPO Grant”) and the 2004 Employee Stock Purchase Plan (the “2004 ESPP”). It also explains your rights under our 2005 Employee Stock Purchase Plan (the “2005 ESPP”) in connection with the merger. Additional information about Federal income tax consequences will be provided to you in a separate notice. The payments described below will only be made if the merger is completed.

Please note that if you have already sold shares received in the IPO Grant or the 2004 ESPP, you will not receive any payment for them as a result of the merger. Likewise, if you did not participate in the 2004 ESPP or the 2005 ESPP, you will not receive any payment under those plans. Also, if you hold shares of common stock in certificate form, there will be other procedures to follow—and you will receive instructions about those procedures after the merger is complete.

IPO Grant. Each eligible full-time employee received 20 shares of our common stock and each eligible part-time employee received 10 shares of our common stock in November 2003. If you still own any of these shares and have not sold them before the merger is completed, they will be acquired by UPS in exchange for a cash payment of $43.25 per share, without interest thereon. Wachovia Bank will issue a check to you in an amount equal to $43.25 times the number of these shares that you own after the completion of the merger.

2004 ESPP. UPS also will acquire any shares of our common stock that you may have acquired (and still own) under the 2004 ESPP in exchange for a cash payment of $43.25 per share, without interest thereon. After completion of the merger, Wachovia Bank will issue a check to you in an amount equal to $43.25 times the number of shares that you own as of the date the merger is completed.

2005 ESPP. The 2005 ESPP will terminate upon the completion of the merger. If you elected to have amounts deducted from your pay for the 2005 ESPP offering, you will receive a cash payment in cancellation of your rights under the 2005 ESPP. No shares will actually be purchased or sold. On and after the completion of the merger you will not have any rights under the 2005 ESPP (other than the right to receive the cash payment described below).

The cash payment that you will receive will be computed as follows: First, we will determine the total amount of your 2005 ESPP contributions as of the date that the merger is completed. Second, we will divide the amount of your 2005 ESPP contributions by $33.78, the purchase price for the 2005 ESPP offering period (which will determine the number of shares your contributions would have purchased at the per share price of $33.78). Third, we will multiply that number by $43.25 (the amount that UPS will pay for each share of our common stock). We will pay that amount, without interest thereon and less income and employment taxes (which will be withheld on a portion of the amount you receive), to you after the completion of the merger without any further action on your part with respect to the 2005 ESPP.

For example, assume that $633.30 has been deducted from your pay as of the date that the merger is completed. Those contributions would allow you to purchase 18.748 shares of our common stock ($633.30 divided by $33.78). You will receive an amount equal to $810.85 (18.748 shares times $43.25) in cancellation of your rights under the 2005 ESPP. A portion of the amount you receive will be subject to income and employment tax withholding. The Federal income tax consequences of this payment will be described in a separate notice.

Please feel free to contact Karla Gheen at 800-266-6891 if you have any questions about this memorandum or the treatment of your shares of common stock in the merger. If you have shares held in an account at Wachovia Bank, you may call 888-396-0853 to speak with Wachovia about those shares.

Kevin Martin

Director, Compensation and Employee Relations

Additional Information about the Merger

In connection with the merger, Overnite has filed with the SEC a definitive proxy statement. In addition, UPS and Overnite will file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). We urge you to read the definitive proxy statement and any other relevant documents when they become available because they will contain important information about UPS, Overnite and the merger. You will be able to obtain the documents free of charge at the SEC’s Website, http://www.sec.gov. Documents filed by UPS with the SEC can be obtained by contacting UPS at the following address and telephone number: 55 Glenlake Pkwy. NE, Atlanta, GA 30328, 404-828-6000. Documents filed by Overnite with the SEC can be obtained by contacting Overnite at the following address and telephone number: 1000 Semmes Ave., Richmond, VA 23224, 804-231-8852. We urge you to read the definitive proxy statement and any other relevant documents when they become available carefully before making a decision concerning the merger.

Overnite and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Overnite in connection with the merger. Information about the directors and executive officers of Overnite and their ownership of Overnite common stock is set forth in Overnite’s definitive proxy statement as filed with the SEC.

# # # #

Set forth below is the text of the memorandum sent by the Company on July 12, 2005 to certain of its employees:

[Overnite Corporation Letterhead]

RE: Overnite Corporation Stock Options

Fellow Employee:

As you know, United Parcel Service, Inc. has agreed to acquire all of our outstanding common stock in exchange for a cash payment of $43.25 per share, without interest thereon. Our shareholders will be asked to approve the merger at a special meeting that will be held on August 4, 2005. If approved by our shareholders, the merger will be completed shortly thereafter. This memorandum explains how the merger will affect each option to purchase shares of our common stock that you hold on the date the merger is completed. Additional information about Federal income tax consequences will be provided to you in a separate notice. The payment described below will only be made if the merger is completed.

After the completion of the merger, you will receive a cash payment in exchange for the cancellation of each option to purchase shares of our common stock that you hold. On and after the completion of the merger you will not have any rights under an option to purchase shares of our common stock (other than the right to receive the cash payment for cancellation of your option).

The cash payment that you will receive will equal the amount by which $43.25 exceeds the option price per share, multiplied by the number of shares subject to the option (regardless of whether the option is vested or not vested).

For example, if you hold an option to purchase 100 shares of our common stock at an option price of $23.41 per share, you will be entitled to receive (prior to income and employment tax withholding), an amount equal to $1,984.00 ($43.25 minus $23.41 times 100 shares). We will pay this amount, without interest thereon and less income and employment taxes, to you after the completion of the merger.

You must sign this memorandum in the space provided below and return it to me by July 29, 2005 in order to acknowledge your receipt of this explanation and your acceptance and agreement to the cancellation of each option to purchase our common stock that you hold in connection with the merger. You should keep the attached copy of this memorandum for your records.

This memorandum will serve as the letter of transmittal referenced in the definitive proxy statement for our special meeting with shareholders. This proxy statement has been filed with the SEC in connection with the merger and has been mailed to each of our shareholders. Notwithstanding the statements in the proxy statement regarding the process for receiving the cash payment in exchange for the cancellation of your options, you will not receive a separate letter of transmittal with respect to your options after the completion of the merger.

Please feel free to contact me at (804) 291-5722 if you have any questions about this memorandum or the treatment of your options in the merger.

Kevin Martin

Director, Compensation and Employee Relations

ACCEPTANCE AND AGREEMENT

I hereby accept and agree to the cancellation of each option to purchase Overnite Corporation common stock that I hold in exchange for the cash payment described above.

Date:	Signed:

Additional Information about the Merger

In connection with the merger, Overnite has filed with the SEC a definitive proxy statement. In addition, UPS and Overnite will file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). We urge you to read the definitive proxy statement and any other relevant documents when they become available because they will contain important information about UPS, Overnite and the merger. You will be able to obtain the documents free of charge at the SEC’s Website, http://www.sec.gov. Documents filed by UPS with the SEC can be obtained by contacting UPS at the following address and telephone number: 55 Glenlake Pkwy. NE, Atlanta, GA 30328, 404-828-6000. Documents filed by Overnite with the SEC can be obtained by contacting Overnite at the following address and telephone number: 1000 Semmes Ave., Richmond, VA 23224, 804-231-8852. We urge you to read the definitive proxy statement and any other relevant documents when they become available carefully before making a decision concerning the merger.

Overnite and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Overnite in connection with the merger. Information about the directors and executive officers of Overnite and their ownership of Overnite common stock is set forth in Overnite’s definitive proxy statement as filed with the SEC.

# # # #

Set forth below is the text of the memorandum sent by the Company on July 12, 2005 to certain of its employees:

[Overnite Corporation Letterhead]

RE: Overnite Corporation Restricted Stock

Fellow Employee:

As you know, United Parcel Service, Inc. has agreed to acquire all of our outstanding common stock in exchange for a cash payment of $43.25 per share, without interest thereon. Our shareholders will be asked to approve the merger at a special meeting that will be held on August 4, 2005. If approved by our shareholders, the merger will be completed shortly thereafter. This memorandum explains how the merger will affect shares of our common stock that you received as restricted stock and that you hold on the date the merger is completed. Additional information about Federal income tax consequences will be provided to you in a separate notice. The payment described below will only be made if the merger is completed.

After the completion of the merger, you will receive a cash payment in exchange for the cancellation of each share of restricted stock that you hold (both vested and nonvested). On and after the completion of the merger you will not have any rights in those shares of our common stock (other than the right to receive the cash payment for cancellation of the shares).

The cash payment that you will receive will equal the amount determined by multiplying $43.25 by the number of shares of restricted stock that you hold upon completion of the merger. We will pay this amount, without interest thereon and less income and employment taxes, to you after the completion of the merger without any further action on your part with respect to your shares of restricted stock.

This memorandum will serve as the letter of transmittal referenced in the definitive proxy statement for our special meeting with shareholders. This proxy has been filed with the SEC in connection with the merger and mailed to each of our shareholders. Notwithstanding the statements in the proxy statement regarding the process for receiving the cash payment in exchange for the cancellation of your shares of restricted stock, you will not receive a separate letter of transmittal with respect to those shares after the completion of the merger. You do not need to take any further action to receive the cash consideration for your shares of restricted stock after completion of the merger.

Please feel free to contact me at (804) 291-5722 if you have any questions about this memorandum or the treatment of your shares of restricted stock in the merger.

Kevin Martin

Director, Compensation and Employee Relations

Additional Information about the Merger

In connection with the merger, Overnite has filed with the SEC a definitive proxy statement. In addition, UPS and Overnite will file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). We urge you to read the definitive proxy statement and any other relevant documents when they become available because they will contain important information about UPS, Overnite and the merger. You will be able to obtain the documents free of charge at the SEC’s Website, http://www.sec.gov. Documents filed by UPS with the SEC can be obtained by contacting UPS at the following address and telephone number: 55 Glenlake Pkwy. NE, Atlanta, GA 30328, 404-828-6000. Documents filed by Overnite with the SEC can be obtained by contacting Overnite at the following address and telephone number: 1000 Semmes Ave., Richmond, VA 23224, 804-231-8852.

We urge you to read the definitive proxy statement and any other relevant documents when they become available carefully before making a decision concerning the merger.

Overnite and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Overnite in connection with the merger. Information about the directors and executive officers of Overnite and their ownership of Overnite common stock is set forth in Overnite’s definitive proxy statement as filed with the SEC.

# # # #

Set forth below is the text of the memorandum sent by the Company on July 12, 2005 to certain of its employees who participate in the Company’s equity swap program:

[Overnite Corporation Letterhead]

RE: Overnite Corporation Equity Swap Program

Fellow Employee:

As you know, United Parcel Service, Inc. has agreed to acquire all of our outstanding common stock in exchange for a cash payment of $43.25 per share, without interest thereon. Our shareholders will be asked to approve the merger at a special meeting that will be held on August 4, 2005. If approved by our shareholders, the merger will be completed shortly thereafter. This memorandum explains how the merger will affect your rights under our Equity Swap Program (the “ESP”) credited to you on the date the merger is completed. Additional information about Federal income tax consequences will be provided to you in a separate notice. The payment described below will only be made if the merger is completed.

After the completion of the merger, you will receive a cash payment in exchange for the cancellation of each ESP share credited to you (both vested and nonvested). On and after the completion of the merger you will not have any rights in those ESP shares (other than the right to receive the cash payment for cancellation of the shares).

The cash payment that you will receive will equal the amount determined by multiplying $43.25 by the number of ESP shares credited to you upon completion of the merger. We will pay this amount, without interest thereon and less income and employment taxes, to you after the completion of the merger. You must sign this memorandum in the space provided below and return it to me by July 29, 2005 in order to acknowledge your receipt of this explanation and your acceptance and agreement to the cancellation of your ESP shares in exchange for the cash payment described above in connection with the merger. You should keep the attached copy of this memorandum for your records.

Please feel free to contact me at (804) 291-5722 if you have any questions about this memorandum or the treatment of the ESP shares credited to you in connection with the merger.

Kevin Martin

Director, Compensation and Employee Relations

ACCEPTANCE AND AGREEMENT

I hereby accept and agree to the cancellation of all Equity Swap Program shares credited to me in exchange for the cash payment described above.

Date:	Signed:

Additional Information about the Merger

In connection with the merger, Overnite has filed with the SEC a definitive proxy statement. In addition, UPS and Overnite will file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). We urge you to read the definitive proxy statement and any other relevant documents when they become available because they will contain important information about UPS, Overnite and the merger. You will be able to obtain the documents free of charge at the SEC’s Website, http://www.sec.gov. Documents filed by UPS with the SEC can be obtained by contacting UPS at the following address and telephone number: 55 Glenlake Pkwy. NE, Atlanta, GA 30328, 404-828-6000. Documents filed by Overnite with the SEC can be obtained by contacting Overnite at the following address and telephone number: 1000 Semmes Ave., Richmond, VA 23224, 804-231-8852. We urge you to read the definitive proxy statement and any other relevant documents when they become available carefully before making a decision concerning the merger.

Overnite and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Overnite in connection with the merger. Information about the directors and executive officers of Overnite and their ownership of Overnite common stock is set forth in Overnite’s definitive proxy statement as filed with the SEC.